Significant Accounting Policies	12 Months Ended
Jun. 30, 2011
Significant Accounting Policies [Abstract]
Significant Accounting Policies

2. Significant Accounting Policies

Cash and Cash Equivalents

We classify highly liquid investments with original maturities of 90 days or less as cash equivalents. Cash equivalents are stated at cost, which approximates market value.

Revenue Recognition

We recognize revenue from the sale of Cooled ThermoTherapy™ control units upon delivery to the customer. In addition to our sales of Cooled ThermoTherapy control units, we place our Cooled ThermoTherapy control units with customers free of charge under a variety of programs for both evaluation and long-term use, and also provide access to Cooled ThermoTherapy treatments via our Urologix mobile service. We retain title to the control units placed with our customers for evaluation and longer-term use. These programs, as well as our Urologix mobile service, are designed to expand access to our technology, and thus expand the market for our single-use treatment catheters. Revenue for the free use of our Cooled ThermoTherapy control units is bundled with the sale of single-use treatment catheters and is considered a single unit of accounting. Revenue from the bundled sales is recognized as the single-use treatment catheters are shipped to our customers. Revenue from our mobile service is recognized upon treatment of the patient. Revenue for extended warranty service contracts is deferred and recognized ratably over the contract period. We record a provision for estimated sales returns on product sales in the same period as the related revenue is recorded. The provision for estimated sales returns is based on historical sales returns, analysis of credit memo data and specific customer-based circumstances. Should actual sales returns differ from our estimates, revisions to the sales return reserve would be required. Sales and use taxes are reported on a net basis, excluding them from revenue.

Allowance for Doubtful Accounts

We maintain allowances for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments. We consider factors such as past experience, credit quality of the customer base, age of the receivable balances, both individually and in the aggregate, and current economic conditions that may affect a customer's ability to pay when determining the adequacy of the allowance. Accounts receivable are written-off after management determines they are uncollectible.

Bad debt and sales returns provisions and accounts receivable write-offs for the years ended June 30, 2011, 2010 and 2009 were as follows (in thousands):

Years Ended	Beginning Balance	Provisions	Write-offs	Ending Balance
June 30, 2011	$96	($10)	($36)	$50
June 30, 2010	72	47	(23)	96
June 30, 2009	153	12	(93)	72

Inventories

Inventories are stated at the lower of cost or market on a first-in, first-out (FIFO) basis and consist of (in thousands):

	June 30, 2011	June 30, 2010

Raw materials	$558	$702
Work-in-process	154	208
Finished goods	415	588
Total inventories	$1,127	$1,498

Long-Lived Assets

We assess the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or if cash flows from operations in a given year are not positive. An asset or asset group is considered impaired if its carrying amount exceeds the undiscounted future net cash flow the asset or asset group is expected to generate. If an asset or asset group is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the individual asset exceeds its fair value. If estimated fair value is less than the carrying amount, the asset is written down to the estimated fair value and an impairment loss is recognized. No impairment charges were recorded in fiscal years 2011 or 2010.

Remaining long-lived intangible assets consist of a customer base with a net book value of $78,000 and capitalized patents with a net book value of $24,000. Future annual amortization expense for the customer base is expected to be approximately $24,000 through September 2014, its estimated remaining useful life. The patent intangible assets relate to fees incurred for patents. We begin amortization of these patent costs when they are issued and any future annual amortization is expected to be minor.

Property and Equipment

Property and equipment are stated at cost. Company owned Cooled ThermoTherapy control units located at customer sites for evaluation and long-term use programs are transferred from inventory and classified as property and equipment that are valued at cost to manufacture and depreciated over a useful life of four years. Improvements that extend the useful lives of property and equipment are capitalized at cost and depreciated over their remaining useful lives. Repairs and maintenance are charged to expense as incurred. Depreciation is calculated using the straight-line method based upon estimated useful lives of three to seven years for machinery, equipment, furniture and vehicles. Leasehold improvements are amortized over the shorter of the useful life of the assets or term of the lease.

Property and equipment, net consisted of the following (in thousands):

	June 30, 2011	June 30, 2010

Leasehold improvements, equipment, furniture and vehicles	$281	$154
Computer equipment	30	23
Control units	550	837
Total property and equipment, net	$861	$1,014

Other Assets

Other assets consist primarily of prepaid royalties resulting from patent licensing agreements. The agreements require us to pay a royalty on sales of Cooled ThermoTherapy products. Royalties are charged to cost of goods sold as sales are recognized.

Leases and Deferred Rent

We lease all of our office space. We evaluate and classify all of our leases as operating or capital leases for financial reporting purposes. As of June 30, 2011, all of our leases were accounted for as operating leases. For leases that contain rent escalations, we record the total rent payable during the lease term, as determined above, on a straight-line basis over the term of the lease and record the difference between the rents paid and the straight-line rent as a deferred rent. Any lease incentives we receive for items such as leasehold improvements, we record a deferred credit for the amount of the lease incentive and amortize it over the lease term, which may or may not equal the amortization period of the leasehold improvements.

Warranty Costs

Certain of our products are covered by warranties against defects in material and workmanship for periods of up to 24 months. We record a liability for warranty claims at the time of sale. The amount of the liability is based on the trend in the historical ratio of product failure rates, material usage and service delivery costs to sales, the historical length of time between the sale and resulting warranty claim and other factors.

Warranty provisions and claims for the years ended June 30, 2011, 2010 and 2009 were as follows (in thousands):

Years Ended	Beginning Balance	Warranty Provisions	Warranty Claims	Ending Balance
June 30, 2011	$13	$40	($43)	$10
June 30, 2010	19	43	(49)	13
June 30, 2009	40	28	(49)	19

Income Taxes

We utilize the asset and liability method of accounting for income taxes. We recognize deferred tax liabilities or assets for the expected future tax consequences of temporary differences between the book and tax basis of assets and liabilities. We regularly assess the likelihood that our deferred tax assets will be recovered from future taxable income. We consider projected future taxable income and ongoing tax planning strategies in assessing the amount of the valuation allowance necessary to offset our deferred tax assets that will not be recoverable. We have recorded and continue to carry a full valuation allowance against our gross deferred tax assets that will not reverse against deferred tax liabilities within the scheduled reversal period. If we determine in the future that it is more likely than not that we will realize all or a portion of our deferred tax assets, we will adjust our valuation allowance in the period we make the determination. We expect to provide a full valuation allowance on our future tax benefits until we can sustain a level of profitability that demonstrates our ability to realize these assets. At June 30, 2011, we carried a valuation allowance of $35.7 million against our net deferred tax assets.

Stock-Based Compensation

The Company uses the fair value recognition provisions of the revised authoritative guidance for equity-based compensation and applies the modified prospective method in determining stock compensation expense. Stock compensation expense is based on the fair value of the award at the date of grant and is recognized over the requisite service period which corresponds to the vesting period. Options and restricted stock awards typically vest 25 percent after the first year of service with the remaining vesting 1/36th each month thereafter. Generally, options granted to non-employee directors are immediately exercisable at the date of grant while restricted stock awards generally vest after one year. Options are priced based on the closing price of a share of our common stock at the date of grant. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model. To determine the inputs for the Black-Scholes option pricing model, we use historical data to estimate expected volatility and the period of time that option grants are expected to be outstanding. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant for the estimated life of the option. The range of these assumptions and the range of option pricing and number of options granted at the different grant dates will impact our calculation of the fair value of the awards and will therefore impact the amount of expense reflected in our statement of operations for any given period. Fair value for restricted stock is based on the market price on the day of grant. See Note 4 for additional discussion.

Net Loss Per Common Share

Basic loss per share was computed by dividing the net loss by the weighted average number of shares of common stock outstanding during the periods presented. Diluted net loss per share was computed by dividing the net loss by the weighted average number of shares of common stock outstanding plus all potentially dilutive common shares that result from stock options. The number of shares used in earnings per share computations is as follows (in thousands):

	For the years ended June 30,
	2011	2010	2009
Weighted average common shares outstanding - basic	14,556	14,508	14,469
Dilutive effect of stock options	-	-	-
Weighted average common shares outstanding - diluted	14,556	14,508	14,469

Effective July 1, 2009, the Company adopted guidance which requires all outstanding unvested share-based payment awards that contain non- forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) to be considered participating securities and to be included in the computation of basic and diluted earnings per share using the two-class method. The adoption of this statement resulted in the Company having to adjust prior weighted average shares outstanding to include outstanding unvested restricted stock that contains non-forfeitable rights to dividends of 60,000 shares for the fiscal year ended June 30, 2009. This change in weighted average shares outstanding resulted in no change to our earnings per share amounts for the fiscal year ended June 30, 2009.

The dilutive effect of stock options in the above table excludes 1.9 million, 1.2 million, and 1.6 million of underlying options for which the exercise price was higher than the average market price for the years ended June 30, 2011, 2010 and 2009, respectively. In addition, dilutive potential common shares of 918 shares, 73,890 shares and 11,016 shares, where the exercise price was lower than the average market price, were excluded from diluted weighted average common shares outstanding for the year ended June 30, 2011, 2010 and 2009, respectively as they would be anti-dilutive due to our net loss for those years.

Research and Development Costs

Research and development costs are charged to expense as incurred.

Financial Instruments

The carrying amounts of our accounts receivable and accounts payable approximate fair value due to their short-term nature.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. These estimates and assumptions are based on management's best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors that management believes to be reasonable under the circumstances, including the current economic environment. The Company adjusts such estimates and assumptions when facts and circumstances dictate. These include, among others, the continued difficult economic conditions, tight credit markets, Medicare reimbursement rate uncertainty, and a decline in consumer spending and confidence, all of which have combined to increase the uncertainty inherent in such estimates and assumptions. As future events and their effects cannot be determined with precision, actual amounts could differ significantly from those estimated at the time the financial statements are prepared. Changes in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements in future periods.

Recently Issued Accounting Standards

In October 2009, the Financial Accounting Standards Board (FASB) issued new revenue guidance that requires an entity to apply the relative selling price allocation method in order to estimate a selling price for all units of accounting, including delivered items when vendor-specific objective evidence or acceptable third-party evidence does not exist, as well as new guidance addressing the accounting for revenue transactions involving software. The new guidance is effective for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. The Company adopted this new guidance effective July 1, 2010 on a prospective basis. The adoption of this statement did not have any impact on our financial condition or results of operations.